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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                         C U R R E N T     R E P O R T


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)        February 13, 1997
                                                        -----------------------


                             CALIBER SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Ohio                              0-10716                        34-1365496
----------------------------          ------------------------          -------------------
(State or other jurisdiction          (Commission File Number)             (IRS Employer
      of incorporation)                                                 Identification No.)


                 3560 W. Market Street, Akron, Ohio 44334-0459
                 ---------------------------------------------
                    (Address of principal executive offices)


      Registrant's telephone number, including area code    (330) 665-5646
                                                         --------------------


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Caliber System, Inc. Form 8-K


                         INFORMATION REQUIRED IN REPORT


ITEM 5. OTHER EVENTS


The Registrant's news release dated February 13, 1997, a copy of which is attached hereto as Exhibit 99, is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits.

     99    Caliber System, Inc. News Release dated February 13, 1997.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                             CALIBER SYSTEM, INC.
                                       --------------------------------
                                                  REGISTRANT


Date:   February 13, 1997              By:   /s/ JOHN E. LYNCH
     -----------------------              -----------------------------
                                                 John E. Lynch
                                        Vice President, General Counsel
                                                 and Secretary


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                                 EXHIBIT INDEX




Exhibit No.                             Description
-----------                             -----------
    99           Caliber System, Inc. News Release dated February 13, 1997.